SUPPLEMENT DATED JANUARY 4, 2012
TO THE PROSPECTUS FOR PACIFIC SELECT FUND CLASS I AND P SHARES DATED MAY 1, 2011

Effective January 1, 2012, this supplement revises the Pacific Select Fund (Fund) Class I and P Shares prospectus dated May 1, 2011 (Prospectus). This supplement must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

The Growth Fund, Growth-Income Fund and Asset Allocation Fund, all series of American Funds Insurance Series®, a registered open-end investment company (each a Master Fund), are subject to an additional 0.01% fee payable to Capital Research and Management Company, the investment adviser to each Master Fund, for administrative services it and its affiliates provide to each Master Fund. Because the American Funds® Growth Portfolio, American Funds® Growth-Income Portfolio and American Funds® Asset Allocation Portfolio (each a portfolio), all series of the Fund, each invest all of their assets in the corresponding Master Fund and thereby include such Master Fund’s fees and expenses as part of their own annual fund operating expenses, each portfolio’s fee table is revised to reflect a 0.01% increase in “Other expenses” to account for the 0.01% increase in the administrative services fee assessed by the corresponding Master Fund.

Accordingly, the Annual fund operating expenses table and Examples table in the Fees and expenses subsection for each portfolio are hereby replaced with the following:

American Funds® Growth Portfolio
Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fees	1.07	1.07

Service fee	0.20	0.00

Other expenses	0.05	0.05

Total annual operating expenses	1.32	1.12

Less fee waiver[2]	(0.34)	(0.34)

Total annual operating expenses after fee waiver	0.98	0.78

[1]	The table and Examples reflect the expenses of both the portfolio and the Master Growth Fund. The expenses have been restated to reflect current fees.

[2]	The investment adviser of this portfolio has contractually agreed to waive a portion of its advisory fee so that its advisory fee does not exceed an annual rate of 0.41% through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the portfolio no longer invests substantially all of its assets in the Master Growth Fund.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$100	$80

3 years	$385	$322

5 years	$691	$584

10 years	$1,561	$1,333

American Funds® Growth-Income Portfolio
Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fees	1.01	1.01

Service fee	0.20	0.00

Other expenses	0.05	0.05

Total annual operating expenses	1.26	1.06

Less fee waiver[2]	(0.34)	(0.34)

Total annual operating expenses after fee waiver	0.92	0.72

[1]	The table and Examples reflect the expenses of both the portfolio and the Master Growth-Income Fund. The expenses have been restated to reflect current fees.

[2]	The investment adviser of this portfolio has contractually agreed to waive a portion of its advisory fee so that its advisory fee does not exceed an annual rate of 0.41% through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the portfolio no longer invests substantially all of its assets in the Master Growth-Income Fund.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

	Class I	Class P
1 year	$94	$74

3 years	$366	$303

5 years	$659	$552

10 years	$1,493	$1,263

American Funds® Asset Allocation Portfolio
Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management fees	1.05

Service fee	0.20

Other expenses	0.05

Total annual operating expenses	1.30

Less fee waiver[2]	(0.34)

Total annual operating expenses after fee waiver	0.96

[1]	The table and Examples reflect the expenses of both the portfolio and the Master Asset Allocation Fund. The expenses have been restated to reflect current fees.

[2]	The investment adviser of this portfolio has contractually agreed to waive a portion of its advisory fee so that its advisory fee does not exceed an annual rate of 0.41% through April 30, 2012. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the portfolio no longer invests substantially all of its assets in the Master Asset Allocation Fund.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class I
1 year	$98

3 years	$379

5 years	$680

10 years	$1,538

Also, the following sentence is added as the second to last sentence in the second paragraph of the American Funds Growth Portfolio, American Funds Growth-Income Portfolio and American Funds Asset Allocation Portfolio sub-section on page 166 of the Prospectus:

The Master Growth Fund, Master Growth-Income Fund and Master Asset Allocation Fund each pay an additional 0.01% fee to Capital Research for administrative services provided by it or its affiliates.